Vanguard Structured Broad Market Fund

Vanguard Structured Large-Cap Equity Fund

Supplement to the Prospectus and Summary Prospectus

Important Changes to Vanguard Structured Broad Market Fund and Vanguard Structured Large-Cap Equity Fund

On November 17, 2016, the board of trustees for Vanguard Structured Broad Market Fund and Vanguard Structured Large-Cap Equity Fund (each, a “Fund”) approved a proposal to liquidate and dissolve each Fund on or about February 22, 2017 (the liquidation date). In anticipation of the liquidation and dissolution, each Fund will be closed to new investors and to new investments after the close of business on November 22, 2016.

On the liquidation date, each Fund will redeem all of its outstanding shares at the net asset value of such shares. On this same date, all outstanding shares of each Fund will be canceled and each Fund will cease operations as a mutual fund.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, each Fund may deviate from its investment objective and strategies as the liquidation date approaches.

Prior to the liquidation date, each Fund will declare and pay its shareholders of record one or more dividends and/or other distributions of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date.

The liquidation and dissolution is not expected to result in income tax liability for either Fund. Each Fund may pay more than one liquidating distribution in more than one installment. Distribution of liquidation proceeds, if any, to Fund shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PSI 872 112016

Vanguard Quantitative Funds

Supplement to the Statement of Additional Information

Important Changes to Vanguard Structured Broad Market Fund and Vanguard Structured Large-Cap Equity Fund

On November 17, 2016, the board of trustees for Vanguard Structured Broad Market Fund and Vanguard Structured Large-Cap Equity Fund (each, a “Fund”) approved a proposal to liquidate and dissolve each Fund on or about February 22, 2017 (the liquidation date). In anticipation of the liquidation and dissolution, each Fund will be closed to new investors and to new investments after the close of business on November 22, 2016.

On the liquidation date, each Fund will redeem all of its outstanding shares at the net asset value of such shares. On this same date, all outstanding shares of each Fund will be canceled and each Fund will cease operations as a mutual fund.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, each Fund may deviate from its investment objective and strategies as the liquidation date approaches.

Prior to the liquidation date, each Fund will declare and pay its shareholders of record one or more dividends and/or other distributions of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date.

The liquidation and dissolution is not expected to result in income tax liability for either Fund. Each Fund may pay more than one liquidating distribution in more than one installment. Distribution of liquidation proceeds, if any, to Fund shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 93A 112016